UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 22, 2006 (Date of earliest event reported)
Atlas Pipeline Partners, L.P. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4998 (Commission File Number)	23-3011077 (IRS Employer Identification Number)

311 Rouser Road (Address of principal executive offices)		15108 (Zip Code)
412-262-2830 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On Tuesday, November 28, 2006, the management team of Atlas Pipeline Partners, L.P. (the "Partnership") will be presenting at the 2006 FBR Investor Conference. The audio webcast of the presentation is available on the Partnership's website in the Events Calendar page of the Investor Relations section of the site: (http://phx.corporate-ir.net/phoenix.zhtml?c=113240&p=irol-calendar).

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Atlas Pipeline Partners, L.P. dated November 22, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2006	ATLAS PIPELINE PARTNERS, L.P. By: /s/ Matthew A. Jones Matthew A. Jones Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Atlas Pipeline Partners, L.P. dated November 22, 2006